REALTY CAPITAL INCOME FUNDS TRUST

Supplement No. 4 dated November 23, 2015 to the

Prospectuses dated August 1, 2015 and the

Statement of Additional Information dated August 1, 2015

This supplement provides new and additional information beyond that contained in (i) the current prospectuses, as supplemented (the “Prospectuses”), for Realty Capital Income Funds Trust (the “Trust”), and (ii) the current statement of additional information, as supplemented (the “SAI”), for the Trust. This supplement should be read in conjunction with the Prospectuses and the SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectuses and the SAI.

The purpose of this supplement is to provide information on a change in the portfolio manager of the AR Capital BDC Income Fund (the “BDC Income Fund”).

CHANGE IN PORTFOLIO MANAGER

Effective November 20, 2015, Robert K. Grunewald no longer serves as the portfolio manager of the BDC Income Fund. Effective the same date, Shiloh Bates, Managing Director at BDCA Adviser, assumed primary portfolio management responsibilities of the BDC Income Fund. Mr. Bates has been part of the BDC Income Fund’s portfolio management team since the BDC Income Fund commenced operations in April 2014.

PROSPECTUS AND SAI UPDATES

All references to Mr. Grunewald in the Prospectuses and SAI are hereby removed.

For each of the Prospectuses, the following sub-section replaces the sub-section “Management—Portfolio Manager” under the section “FUND SUMMARIES” for the AR Capital BDC Income Fund:

Portfolio Manager. Shiloh Bates, Managing Director at BDCA Adviser, has primary portfolio management responsibilities for the Fund. Mr. Bates has served as the portfolio manager of the Fund since November, 2015, and has been part of the Fund’s portfolio management team since it commenced operations in April 2014.

For each of the Prospectuses, the following sub-section replaces the sub-section “Portfolio Managers—BDC Income Fund” under the section “MANAGEMENT OF THE FUNDS”:

BDC Income Fund. Shiloh Bates, Managing Director at BDCA Adviser, has primary portfolio management responsibilities for the BDC Income Fund. Mr. Bates has been with BDCA Adviser since April 2012. Prior to joining BDCA Adviser, Mr. Bates was a Senior Credit Analyst at Canaras Capital Management for two years, focusing on leveraged loans and mezzanine CLO structured products. Prior to Canaras, Mr. Bates was a Senior Credit Analyst at Four Corners Capital Management for five years, managing a $900 million portfolio of leveraged loans and high yield bonds financed by CLOs, private accounts and closed-end funds. Before Four Corners, Mr. Bates was employed by ING Capital Advisors for 2 years, performing in-depth financial analysis for distressed investments in telecommunication and technology companies. Mr. Bates holds a BS in Political Science from Virginia Tech, an MA of Public Policy from Harvard University, John F. Kennedy School of Government, an MA of Financial Mathematics from the University of Chicago and a MA of Statistics from Columbia University. Mr. Bates also served in the U.S. Army Reserves Special Operations Command as a Specialist for six years.

For the SAI, the following sub-section replaces the sub-section “BDC Income Fund” under the section “PORTFOLIO MANAGERS”:

BDC Income Fund

Shiloh Bates, Managing Director at BDCA Adviser, has primary portfolio management responsibilities for the BDC Income Fund. Mr. Bates has been with BDCA Adviser since April 2012. Prior to joining BDCA Adviser, Mr. Bates was a Senior Credit Analyst at Canaras Capital Management for two years, focusing on leveraged loans and mezzanine CLO structured products. Prior to Canaras, Mr. Bates was a Senior Credit Analyst at Four Corners Capital Management for five years, managing a $900 million portfolio of leveraged loans and high yield bonds financed by CLOs, private accounts and closed-end funds. Before Four Corners, Mr. Bates was employed by ING Capital Advisors for 2 years, performing in-depth financial analysis for distressed investments in telecommunication and technology companies. Mr. Bates holds a BS in Political Science from Virginia Tech, an MA of Public Policy from Harvard University, John F. Kennedy School of Government, an MA of Financial Mathematics from the University of Chicago and a MA of Statistics from Columbia University. Mr. Bates also served in the U.S. Army Reserves Special Operations Command as a Specialist for six years.

The following table provides information about the other accounts for which Mr. Bates is primarily responsible. The reporting information is provided as of September 30, 2015:

Registered Investment Companies
Number of Accounts	0
Total Assets (in millions)	$0
Number of Accounts Subject to a Performance Fee	0
Total Assets Subject to a Performance Fee (in millions)	$0
Other Pooled Investment Vehicles
Number of Accounts	1
Total Assets (in millions)	$4.275
Number of Accounts Subject to a Performance Fee	1
Total Assets Subject to a Performance Fee (in millions)	$4.275
Other Accounts
Number of Accounts	0
Total Assets (in millions)	$0
Number of Accounts Subject to a Performance Fee	0
Total Assets Subject to a Performance Fee (in millions)	$0

The dollar range of equity securities in the Fund beneficially owned by Mr. Bates as of September 30, 2015: none.

Please Retain this Supplement for Future Reference